UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
____________
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 11, 2012

The Medicines Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Master Transaction Agreement
On December 11, 2012, The Medicines Company (the “Company”) and Bristol-Myers Squibb Company (“BMS”) entered into a Master Transaction Agreement (the “Master Transaction Agreement”), pursuant to which the Company:

•
entered into a collaboration arrangement with BMS, pursuant to which BMS and the Company will engage in certain collaborative activities related to the commercialization of the Products for a scheduled term (the “Collaboration Term”) of up to two years beginning upon the closing of the purchase of the Collaboration Assets (the “Collaboration Closing”);

•
agreed to purchase and license certain assets (the “Collaboration Assets”) of BMS and its affiliates related to the promotion, marketing and sale of BMS' Recothrom® products (the “Products”) and assume certain related liabilities of BMS and its affiliates; and

•
acquired an option (the “Option”) to purchase from BMS and its affiliates, following the expiration or earlier termination of the Collaboration Term, certain assets held by BMS during the Collaboration Term related to the Products (the “Acquired Assets”).

Recothrom is a recombinant thrombin approved by the U.S. Food and Drug Administration for use as a topical hemostat to control non-arterial bleeding during surgical procedures.
Pursuant to the Master Transaction Agreement, the Company will pay to BMS (i) a one-time collaboration fee, payable at the Collaboration Closing, equal to $105 million, (ii) a one-time option fee, payable at the Collaboration Closing, equal to $10 million, and (iii) quarterly tiered royalty payments during the Collaboration Term equal to a percentage of worldwide net sales of the Products. If the Company exercises the Option, the Company would, at the closing of the purchase of the Acquired Assets (the “Purchase Closing”), assume certain liabilities of BMS and its affiliates related to the Acquired Assets and pay to BMS a purchase price equal to the net book value of inventory included in the Acquired Assets, plus either:

•
a multiple of average net sales over each of the two 12-month periods preceding the Purchase Closing (unless the Purchase Closing occurs less than 24 months after the Collaboration Closing, in which case the measurement period would be the 12-month period preceding the Purchase Closing); or

•
if BMS has delivered a valid notice terminating the Collaboration Term early as a result of a material breach by the Company under the Master Transaction Agreement, the amount described above plus an amount intended to give BMS the economic benefit of having received royalty fees for a 24-month Collaboration Term.

The Collaboration Closing is (and, if the Company exercises the Option, the Purchase Closing will be) subject to the satisfaction or waiver of closing conditions, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the delivery by BMS of certain audited financial information related to the business.
The Master Transaction Agreement contains representations, warranties and covenants as to the parties' business, financial and legal obligations and provides for indemnification by each of the parties in the event of, among other things, a breach of such representations, warranties or covenants, subject to certain limitations.
Supply Agreement
Also on December 11, 2012, in connection with the execution of the Master Transaction Agreement, the Company and BMS entered into a Supply Agreement (the “Supply Agreement”), effective upon the Collaboration Closing, pursuant to which BMS or its affiliate will manufacture the Products and serve as the exclusive supplier of the Products to the Company during the Collaboration Term at specified purchase prices.
The foregoing descriptions of the Master Transaction Agreement and the Supply Agreement do not purport to be complete and are qualified in their entirety by reference to the complete texts of the Master Transaction Agreement and the Supply Agreement, which the Company intends to file, with confidential terms redacted, with the Securities and Exchange Commission as exhibits to the Company's Annual Report on Form 10-K for the period ending December 31, 2012.
Each of the Master Transaction Agreement and the Supply Agreement contains customary representations and warranties that the Company and BMS made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Master Transaction Agreement and the Supply Agreement and may be subject to important qualifications and limitations agreed to by the Company and BMS in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company and BMS rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations and warranties as statements of factual information at the time they were made or otherwise.
Item 8.01. Other Events
On December 12, 2012, the Company issued a press release announcing the execution of the Master Transaction Agreement and the Supply Agreement with BMS. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.
Safe Harbor
Statements contained in this Current Report on Form 8-K about The Medicines Company that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words “believes,” “anticipates” and “expects” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements.  Important factors that may cause or contribute to such differences include the extent of the commercial success of Recothrom, the ability of the Company to obtain regulatory approvals of the Products in jurisdictions other than the United States and Canada, risks related to the Company's dependence on BMS to manufacture and supply the Products during the Collaboration Term, the Company's ability to successfully manufacture the Products after the Purchase Closing, the ability of BMS and the Company to complete the Collaboration Closing or, if the Company exercises the Option, the Purchase Closing, the ability of the Company to obtain third party consents necessary for the transfer of the Collaboration Assets or the Acquired Assets, the ability of the Company to successfully integrate the Recothrom business with its other businesses, the Company's ability to develop its global operations and penetrate foreign markets, whether the Company's products will advance in the clinical trials process on a timely basis or at all, whether the Company will make regulatory submissions for product candidates on a timely basis, whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all, whether physicians, patients and other key decision makers will accept clinical trial results, risks associated with the establishment of international operations, and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed on November 9, 2012, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.
Item 9.01. Financial Statements and Exhibits
(d)    Exhibits

99.1	Press release issued by the Company on December 12, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY
Date: December 12, 2012	By: /s/ Paul M. Antinori Name: Paul M. Antinori Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company on December 12, 2012